UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________

FORM 8-K
 ______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 08, 2008

General Red International, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Texas	000-50471	75-2524355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0174-Citrus Fruits	0001185218
(Standard Industrial Classification)	(Central Index Key)

Suite 1501, Plaza B, Jianwai SOHU
No. 39, Eastern Three Ring Middle Road
Chaoyang District, Beijing, China
Postal Code: 100020
(Address of principal executive offices, including zip code)

86-10-58699681
(Registrant’s telephone number, including area code)

86-10-58699621
(Registrant’s facsimile number, including area code)

Copy of Communication to:

Bernard & Yam, LLP
Attention: Man Yam, Esq.
401 Broadway Suite 1708
New York, NY 10013
Phone: 212-219-7783
Fax: 212-219-3604

Paradise Tan, Inc.
6700 Denton Highway, Suite H,
Watauga, Texas 76148
 (Former name or former address, if changed since last report.)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item No.	Description of Item

Item 1.01	Entry Into a Material Definitive Agreement
Item 2.01	Completion of Acquisition or Disposition of Assets
Item 3.02	Unregistered Sales of Securities
Item 9.01	Financial Statements and Exhibits

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, including, in particular, future sales, product demand, the market for our products in the People’s Republic of China and elsewhere, competition, exchange rate fluctuations and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties, and therefore, we can give no assurance that these statements will be achieved.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors. We also note that we have provided a cautionary discussion of risks and uncertainties under the caption "Risk Factors" in this Current Report. These are factors that we think could cause our actual results to differ materially from expected results. Other factors besides those listed here could also adversely affect us.

Information regarding market and industry statistics contained in this Current Report is included based on information available to us which we believe is accurate. We have not reviewed or included data from all sources, and cannot assure stockholders of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services.

Unless otherwise noted, all currency figures in this filing are in U.S. dollars. References to "yuan" or "RMB" are to the Chinese yuan (also known as the renminbi). According to Bank of China, as of August 08, 2008, $1 = 6.86 Yuan.

Explanatory Note

This Current Report on Form 8-K is being filed by General Red International, Inc.  (“either the "Company," "we" or "our") in connection with the entry of a series of agreements between the Company and Xingguo General Red Navel Orange Preservation Company, Ltd. (“Xingguo”) on August 08, 2008, under which the Company gained controlling interests of  Xingguo and Xingguo became the varied interest entity of the Company.

Item 1.01. Entry into a Material Definitive Agreement

On August 08, 2008, the Company entered five agreements ("Control Transaction Agreements”) with Xingguo General Red Navel Orange Preservation Company, Ltd. (“Xingguo”), a limited liability company organized under the laws of the People’s Republic of China (“PRC”), as follows:

Consultation Agreement. The Company entered an exclusive consultation agreement with Xingguo under which the Company has the exclusive right to provide to Xingguo business operations services as well as consulting services related to the research, development, preserving and marketing navel oranges (the “Consultation”). Under this agreement, the Company owns the intellectual property rights developed or discovered through the research and development that Company provided for Xingguo. Xingguo pays a quarterly consulting service fees in Renminbi (“RMB”) to the Company that is equal to all of Xingguo’s revenue for such quarter. In return, the Company is responsible for all the operational expenses and costs of Xingguo.

Operating Agreement. The Company entered an operating agreement among Company, Xingguo and the shareholders of Xingguo who collectively hold the majority of the outstanding shares of Xingguo (collectively “Xingguo’s Majority Shareholders”), Company provides guidance and instructions on Xingguo’s daily operations, financial management and employment issues. The shareholders of Xingguo must designate the candidates recommended by Company as their representatives on Xingguo’s board of directors. Company has the right to appoint senior executives of Xingguo. In addition, Company agrees to guarantee Xingguo’s performance under any agreements or arrangements relating to Xingguo’s business arrangements with any third party. Xingguo, in return, agrees to pledge its accounts receivable and all of its assets to Company. Moreover, Xingguo agrees that without the prior consent of Company, Xingguo will not engage in any transactions that could materially affect the assets, liabilities, rights or operations of Xingguo, including, without limitation, incurrence or assumption of any indebtedness, sale or purchase of any assets or rights, incurrence of any encumbrance on any of its assets or intellectual property rights in favor of a third party or transfer of any agreements relating to its business operation to any third party. The term of this agreement is twenty (20) years from August 08, 2008 and may be extended only upon Company’s written confirmation prior to the expiration of the this agreement, with the extended term to be mutually agreed upon by the parties.

Proxy Agreement. Pursuant to the proxy agreement among Company, Xingguo’s Majority Shareholders, and Xingguo, Xingguo’s Majority Shareholders agreed to entrust all the rights to exercise their voting power to the person(s) appointed by Company. The parties entered into a proxy agreement where Xingguo’s Majority Shareholders have agreed to irrevocably grant a person to be designated by Company with the right to exercise Xingguo’s Majority Shareholders’ voting rights and their other rights including the attendance at and the voting of Xingguo’s Majority Shareholders’ shares at the shareholder’s meetings (or by written consent in lieu of meetings) in accordance with applicable laws and its Article of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of the Company, and appoint and vote for the directors and Chairman as the authorized representative of the shareholders of Company. The term of this Proxy Agreement is twenty (20) years from the August 08, 2008 and may be extended prior to its expiration by written agreement of the parties.

Share Pledge Agreement. The Company entered a Share Pledge Agreement between the shareholders of Xingguo and Company, under which the shareholders of Xingguo pledged all of their equity interests in Xingguo to Company to guarantee Xingguo’s performance of its obligations under the Consultation Agreement. If Xingguo or Xingguo’s Majority Shareholders breaches its respective contractual obligations, Company, as pledgee, will be entitled to certain rights, including the right to sell the pledged equity interests. The Xingguo’s Majority Shareholders also agreed that upon occurrence of any event of default, Company shall be granted an exclusive, irrevocable power of attorney to take actions on behalf of the Xingguo’s Majority Shareholders to carry out the security provisions of the Share Pledge Agreement and take any action and execute any instrument that Company may deem necessary or advisable to accomplish the purposes of the Share Pledge Agreement. The shareholders of Xingguo agreed not to dispose of the pledged equity interests or take any actions that would prejudice Company’s interest. The equity pledge agreement will expire two (2) years after Xingguo obligations under the exclusive Consultation Agreement have been fulfilled.

Option Agreement.  Under the option agreement between the shareholders of Xingguo and Company, the shareholders of Xingguo irrevocably granted Company or its designated person an exclusive option to purchase, to the extent permitted under PRC law, all or part of the equity interests in Xingguo for the cost of the initial contributions to the registered capital or the minimum amount of consideration permitted by applicable PRC law. Company or its designated person has sole discretion to decide when to exercise the option, whether in part or in full. The term of this agreement is twenty (20) years from August 08, 2008 and may be extended prior to its expiration by written agreement of the parties.

As the result of the entry of the above-described five Control Transaction Agreements, the Company gained controlling interest of Xingguo and Xingguo became the Variable Interest Entity of the Company, pursuant to FIN 46(R). As consideration for the Control Transaction Agreements, the Company issued to Xingping Hou, who is one of the Xingguo’s Majority Shareholders, an aggregate of 10,000,000 shares of common stock of the Company (“Control Transaction Shares”).

Item 2.01. Completion of Acquisition or Disposition of Assets

As described under Item 1.01, on August 08, 2008, the Company and Xingguo entered Control Transaction Agreements including Consultation Agreement, Operating Agreement, Share Pledge Agreement, Proxy Agreement, and Option Agreement under which the Company gained controlling interest of Xingguo and Xingguo became the Variable Interest Entity of the Company. As consideration for Control Transaction Agreements, the Company issued to Xingping Hou, one of the Xingguo’s Majority Shareholders an aggregate of 10,000,000 shares of common stock of the Company.

Company’s Pre-Control Transaction Organizational History

The Company was organized under the name “Paradise Tan, Inc.” under the laws of the State of Texas on February 14, 1994 as a corporation. On August 10, 1999, the Company legally entered into an Agreement and Plan of Merger with S. Joseph & Associates, Inc. and QT Products, Inc. (Texas corporations), companies related through common ownership and maintained the name of Paradise Tan, Inc. as of that date simultaneously with the merger. It was the surviving corporation. The terminating corporations exchanged their issued common shares with the Company whereby each said common share which was issued and outstanding immediately prior to the effective time of the merger were converted in to the common shares of the Company afterwards. The transaction was accounted for as a merger of entities under common control in accordance with Appendix D of Statement of Financial Accountings Standards Statement No. 141 wherein the stockholders of the Company retained the outstanding common stock of the terminating corporations after the merger.

Prior to December, 2007, the Company operated tanning salons in and around the Dallas/Fort Worth, Texas metropolitan area and in Arizona. All salons were operated by the Company, or under the terms of franchise and license agreements, by franchisees who were independent entrepreneurs or by licensees operating under license agreements between the Company and local business people.

On November 14, 2007, the Company sold its remaining tanning salon operations to a RAAP Enterprises, the company owned by Ronald Schaefer under an Asset Sale and Purchase Agreement (“Asset Sale Agreement”).  Under the Asset Sale Agreement, RAAP Enterprises assumed all of the book value of assets and all liabilities of the Company as of November 14, 2007.  RAAP Enterprises also signed an indemnification agreement, for the benefit of the Company. The Company recognized a gain on the transaction as a result of the extinguishment of debts as of November 14, 2007.  During the year 2007, The Company recognized a contingent liability of $100,000 for any potential future liabilities that may arise as a result of the transaction.

On July 24, 2008, the Company changed its name to “General Red International, Inc.”

Company’s Post-Control Transaction Organizational Structure

Following the entry of the Control Transaction Agreements as described under Item 1.01, the Company gained controlling interest of Xingguo. Xingguo became the Variable Interest Entity of the Company and the main business operations of the Company are carried out through Xingguo.

In the remainder of this Form 8-K and its exhibits, “Company, we, us or our” refer to the Registrant “General Red International, Inc.” and “Xingguo General Red Navel Orange Preservation Company, Ltd.” collectively.

Overview of Business

Xingguo was formed as a limited liability company under PRC laws in November, 2005.

We are a citrus fruits company primarily engaged in preserving, packaging and marketing premium navel oranges. We provide wholesale, retail and institutional customers in China and several other countries with premium navel orange fruits that bear the “General Red” trademark. Our fully-integrated operations include sourcing, preserving, distributing and marketing our products. We own and operate a 10,000-tonne controlled atmosphere storage room (“CA Room”), which is so far the only CA Room in China that has 10,000-tonne storage capacity.

Principal products or services and their markets

Our principal product is premium Newhall Navel Oranges. Our main market is China and we also export to foreign markets including Russia and Southeast Asia.

Overview of Navel Orange Market in China

Accompanying the growth of China’s economy and improvement of Chinese people’s life quality, the consumption and market demand of orange fruits are rising rapidly. It is estimated that by 2010, the Chinese fresh orange fruits consumption per capita will reach the global average level which means that the total demand of fresh orange fruits in China will reach approximately 7 million tons, which is five times more than the current annual production of oranges in China. The consumption of navel orange usually counts for 50% of the total consumption of all types of oranges. Therefore, by 2010, the total market demand of navel oranges will reach 3.5 million tons. In 2007, however, China’s total production of navel oranges is less than 1.5 million tons and it is estimated that the production will reach 2 million tons, far behind the demand. Therefore, the Chinese market of navel oranges is enormous and has high level of potential for growth.

Distribution methods of the products or services

There are two ways in which we sell our products: direct sale and agency sale. We directly sell to large super-markets, regional fruit wholesale markets and institutional purchasers. We also sell out products through a number of commission based agencies. Ground truck shipping is our main method of transportation. A portion of our products have to be transported in refrigerated trucks to preserve the freshness.

Status of any publicly announced new product or service

We plan to launch the downstream processing of our navel orange fruits to produce juices, fruit pectin, fruit jelly, refined oil and natural food color, etc. We also plan to construct a 2,000-tonne ripening room in 2008.

Our competitors

We are located in southern Jiangxi Province (“Gannan Region”) which is the main navel orange growing area in China. As to the annual sales volume, we have three major competitors: Gannan Fruits Business Company, Yonghua Company and Yang’s Company, each of them has 15%, 15% and 20% of the market share. We have 50% of the market share.

Sources of raw materials and principal suppliers

We purchase most of our oranges from one of our related company, Xingguo General Fruits Development Company. In addition, we also purchase from local farmers. Other than Xingguo General Fruits Development Company, there is no large scaled supplier for our products.

Dependence on one or a few major customers

We do not depend on one or a few major customers. We sell to a large number of supermarkets, regional fruits markers and institutional buyers throughout China.

Intellectual properties

We have registered our trademark “General Red” with Chinese Bureau of Trademark and Patent. We also plan to register our trademark “General Red” with US Office of Trademark and Patent.

Government approvals

We have obtained all the Chinese central and local government approvals for our business, including but not limited to certificate of business, tax registration, food production permit, food export license, etc.

Research and development

We invest approximately $ 300,000 and $ 420,000 on R&D in year 2006 and 2007, respectively.

Environmental laws

Our agricultural operations are subject to a broad range of evolving environmental laws and regulations in China. Compliance with these laws and related regulations is an ongoing process that is not currently expected to have a material effect on our capital expenditures, earnings or competitive position. Environmental concerns are, however, inherent in most major agricultural operations, including those conducted by us, and there can be no assurance that the cost of compliance with environmental laws and regulations will not be material. Moreover, it is possible that future developments, such as increasingly strict environmental laws and enforcement policies thereunder, and further restrictions on the use of agricultural chemicals, could result in increased compliance costs.

Employees

We have in total 410 employees, among whom there are 160 in production department, 200 in sales and marketing department, 20 in administrative department and 20 in logistic department.

Quality Control Standards and Procedures

We attach importance to quality control and maintain strict quality control and management standards and procedures.

Description of Properties

We own in total 39,171 square meters of properties including the CA Room, office buildings, processing facilities and residential buildings. Our properties are located in Mengshan Village, Xingguo County, Jiangxi Province, China

Management

We heavily rely on the skills, abilities and expertise of our management members and executives to carry out our operations.

Xingping Hou, our President, Chairman of the Board and Director. Mr. Hou graduated from Nanchang Army Command Academy. He served in Chinese People’s Liberation Army for more than twenty years. In 2000, he retired from the military with the rank of colonel and started to work in a governmental agency in Jiangxi Province. In 2002, he resigned from his position in the government and founded Xingguo General Fruits Development Company. In 2005, he formed General Red Enterprise Group Company. In addition to being our President and Chairman of the Board, he is also the president and chairman of the board of General Red Enterprise Group Company.

Jiefeng Ren, our Secretary of the Board, Director and Chief Executive Officer. Mr. Ren graduated from Jiangsu Institute of Education. He served in Chinese People’s Liberation Army for almost 9 years. Fro 1994 and 1997, he served as administrative officials of several township government. In 1997, he resigned from government and started to engage in commercial business. In 2002, he co-founded Xingguo General Fruits Development Company with Mr. Xingping Hou and in 2005, he and Mr. Hou jointly formed General Red Enterprise Group Company. In addition to being our Secretary of the Board, Director and Chief Executive Officer, Mr. Ren also served as executive position in General Red Enterprise Group Company.

Yuming Ma, Treasurer of the Board, Director and Chief Financial Officer. Mr. Ma graduated from Henan University. He firstly worked in a state-owned factory. From 1998 to 2002, he served as a management staff in a construction company. From 2002 to 2005, he worked in China Hua’an Business Credent Management Company. In 2005, he became the chief executive officer of General Red Enterprise Group Company.

None of Xingping Hou, Jiefeng Ren and Yuming Ma has been involved in any of the following proceeding during the past five years:

1.

any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.

any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Bankruptcy, receivership or similar proceeding

Currently we are not involved in any bankruptcy, receivership or similar proceeding.

Material reclassification, merger, consolidation, or purchase or sale of a significant amount of assets not in the ordinary course of business.

None.

Legal Proceedings

Currently we are not involved in any pending litigation or legal proceeding.

RISK FACTORS

An investment in our common stock is speculative and involves a high degree of risk and uncertainty. You should carefully consider the risks described below, together with the other information contained in this form 8-K, including the consolidated financial statements and notes thereto of our Company, before deciding to invest in our common stock. The risks described below are not the only ones facing our Company. Additional risks not presently known to us or that we presently consider immaterial may also adversely affect our Company. If any of the following risks occur, our business, financial condition and results of operations and the value of our common stock could be materially and adversely affected.

Risks Related to Our Business

We are engaged in highly seasonal businesses and our business may be adversely affected by the change of season and climate.

We are running a seasonal business and, as with any agribusiness, demand for our citrus and tropical fruit products is strongest during the fall, winter and spring. The price and quality of our products are heavily affected by the change of season, climate and weather. The acute change of weather and climate may bring adverse impact on the quality of our products, as well as the market prices.

Our business operations are subject to a high degree of risk and insurance may not be adequate to cover liabilities resulting from accidents or injuries that may occur.

Our operations are subject to potential hazards. These hazards can cause personal injury and loss of life, severe damage to and destruction of property and equipment, and pollution or other environmental damage, and may result in curtailment or suspension of our operations.

The occurrence of a significant event for which we are not fully insured or indemnified, and/or the failure of a party to meet its indemnification obligations, could materially and adversely affect our operations and financial condition. Moreover, no assurance can be given that we will be able to maintain adequate insurance in the future at rates it considers reasonable. To date, however, we have maintained adequate coverage at reasonable rates and have experienced no material uninsured losses.

We depend on our senior management’s experience and knowledge of the industry and would be adversely affected by the loss of any of our senior managers.

We are dependent on the continued efforts of our senior management team. We do not currently have employment contracts with our senior executives, though we are under effort to establish contractual relationship therewith. If, for any reason, our senior executives do not continue to be active in management, our business, or the financial condition of our Company, our results of operations could be adversely affected. In addition, we do not maintain life insurance on our senior executives and other key employees.

Our inability to fund our capital expenditure requirements may adversely affect our growth and profitability.

Our continued growth is dependent upon our ability to generate more revenue from our existing distribution systems and raise capital from outside sources. We believe that in order to continue to capture additional market share, we will have to raise more capital to fund our business operations. In the future we may be unable to obtain the necessary financing on a timely basis and on acceptable terms, and our failure to do so may adversely affect our financial position, competitive position, growth and profitability. Our ability to obtain acceptable financing at any time may depend on a number of factors, including:

Risks Related to the People’s Republic of China

China’s economic policies could affect our business.

Substantially all of our assets are located in China and substantially all of our revenue is derived from our operations in China. Accordingly, our results of operations and prospects are subject, to a significant extent, to the economic, political and legal developments in China.

While China’s economy has experienced a significant growth in the past twenty years, growth has been irregular, both geographically and among various sectors of the economy. The Chinese government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures benefit the overall economy of China, but may also have a negative effect on us. For example, our operating results and financial condition may be adversely affected by the government control over capital investments or changes in tax regulations.

The economy of China has been transitioning from a planned economy to a more market-oriented economy. In recent years the Chinese government has implemented measures emphasizing the utilization of market forces for economic reform and the reduction of state ownership of productive assets and the establishment of corporate governance in business enterprises; however, a substantial portion of productive assets in China are still owned by the Chinese government. In addition, the Chinese government continues to play a significant role in regulating industry development by imposing industrial policies. It also exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

Capital outflow policies in the People’s Republic of China may hamper our ability to remit income to the United States.

The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and, in certain cases, the remittance of currency outside of the PRC. We receive substantially all of our revenues in Renminbi. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from trade-related transactions, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate government authorities is required in those cases in which Renminbi is to be converted into foreign currency and remitted out of the PRC to pay capital expenses, such as the repayment of bank loans denominated in foreign currencies. The PRC government also may at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents us from obtaining sufficient foreign currency to satisfy our currency demands, we may not be able to pay dividends in foreign currencies to our shareholders.

Fluctuation of the RMB may indirectly affect our financial condition by affecting the volume of cross-border money flow.

The value of the RMB fluctuates and is subject to changes in the People’s Republic of China political and economic conditions. Since July 2005, the conversion of RMB into foreign currencies, including USD, has been based on rates set by the People’s Bank of China which are set based upon the interbank foreign exchange market rates and current exchange rates of a basket of currencies on the world financial markets. As of March 13, 2008, the exchange rate between the RMB and the United States dollar was 7.095 RMB to every one USD.

We may face obstacles from the communist system in the People’s Republic of China.

Foreign companies conducting operations in the People’s Republic of China face significant political, economic and legal risks. The Communist regime in the People’s Republic of China, including a stifling bureaucracy may hinder Western investment.

We may have difficulty establishing adequate management, legal and financial controls in The People’s Republic of China.

The People’s Republic of China historically has been deficient in Western style management and financial reporting concepts and practices, as well as in modern banking, computer and other control systems. We may have difficulty in hiring and retaining a sufficient number of qualified employees to work in The People’s Republic of China. As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet Western standards.

Because our assets and operations are located in China, you may have difficulty enforcing any civil liabilities against us under the securities and other laws of the United States or any state.

All of our assets are located in the Republic of China. In addition, our directors and officers are non-residents of the United States, and all or a substantial portion of the assets of these non-residents are located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon these non-residents, or to enforce against them judgments obtained in United States courts, including judgments based upon the civil liability provisions of the securities laws of the United States or any state.

There is uncertainty as to whether courts of the Republic of China would enforce:

Judgments of United States courts obtained against us or these non-residents based on the civil liability provisions of the securities laws of the United States or any state; or

In original actions brought in the Republic of China, liabilities against us or non-residents predicated upon the securities laws of the United States or any state. Enforcement of a foreign judgment in the Republic of China also may be limited or otherwise affected by applicable bankruptcy, insolvency, liquidation, arrangement, moratorium or similar laws relating to or affecting creditors’ rights generally and will be subject to a statutory limitation of time within which proceedings may be brought.

The PRC legal system embodies uncertainties, which could limit law enforcement availability.

The PRC legal system is a civil law system based on written statutes. Unlike common law systems, decided legal cases have little precedence. In 1979, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The overall effect of legislation over the past 27 years has significantly enhanced the protections afforded to various forms of foreign investment in China. Each of our PRC operating subsidiaries and affiliates is subject to PRC laws and regulations. However, these laws and regulations change frequently and the interpretation and enforcement involve uncertainties. For instance, we may have to resort to administrative and court proceedings to enforce the legal protection that we are entitled to by law or contract. However, since PRC administrative and court authorities have significant discretion in interpreting statutory and contractual terms, it may be difficult to evaluate the outcome of administrative court proceedings and the level of law enforcement that we would receive in more developed legal systems. Such uncertainties, including the inability to enforce our contracts, could affect our business and operation. In addition, intellectual property rights and confidentiality protections in China may not be as effective as in the United States or other countries. Accordingly, we cannot predict the effect of future developments in the PRC legal system, particularly with regard to the industries in which we operate, including the promulgation of new laws. This may include changes to existing laws or the interpretation or enforcement thereof, or the preemption of local regulations by national laws. These uncertainties could limit the availability of law enforcement, including our ability to enforce our agreements with the government entities and other foreign investors.

The admission of China into the World Trade Organization could lead to increased foreign competition.

As a result of China becoming a member of the World Trade Organization (WTO), restrictions on foreign investment in the industry may be reduced. With China’s need to meet industry growth and the WTO’s requirement for a reduction of restrictions on foreign investment as a condition of membership, such events could lead to increased competition in industry.

PRC laws and regulations governing our businesses and the validity of certain of our contractual arrangements are uncertain. If we are found to be in violation, we could be subject to sanctions. In addition, changes in such PRC laws and regulations may materially and adversely affect our business.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including, but not limited to, the laws and regulations governing our business. We are considered a foreign person or foreign invested enterprise under PRC law. As a result, we are subject to PRC law limitations on foreign ownership of Chinese companies. These laws and regulations are relatively new and may be subject to change, and their official interpretation and enforcement may involve substantial uncertainty. The effectiveness of newly enacted laws, regulations or amendments may be delayed, resulting in detrimental reliance by foreign investors. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively.

The PRC government has broad discretion in dealing with violations of laws and regulations, including levying fines, revoking business and other licenses and requiring actions necessary for compliance. In particular, licenses and permits issued or granted to us by relevant governmental bodies may be revoked at a later time by higher regulatory bodies. We cannot predict the effect of the interpretation of existing or new PRC laws or regulations on our businesses. We cannot assure you that our current ownership and operating structure would not be found in violation of any current or future PRC laws or regulations. As a result, we may be subject to sanctions, including fines, and could be required to restructure our operations or cease to provide certain services. Any of these or similar actions could significantly disrupt our business operations or restrict us from conducting a substantial portion of our business operations, which could materially and adversely affect our business, financial condition and results of operations.

Risks Related to Corporate and Stock Matters

Risks related to our common stock

The market price for our common stock may be volatile.

The market price for our common stock is likely to be highly volatile and subject to wide fluctuations in response to factors including the following:

actual or anticipated fluctuations in our quarterly operating results,

announcements of new services by us or our competitors,

changes in financial estimates by securities analysts,

changes  in the  economic  performance  or market  valuations  of other  companies involved in the same industry,

announcements by our competitors of significant acquisitions, strategic  partnerships, joint ventures or capital commitments,

additions or departures of key personnel,

potential litigation, or

conditions in the market.

In addition, the securities markets have from time to time experienced significant price and volume  fluctuations that are not related to the operating performance  of  particular  companies.   These  market  fluctuations  may  also materially and adversely affect the market price of our common stock.

Shareholders could experience substantial dilution.

We may issue additional shares of our capital stock to raise additional cash for working capital.  If we issue additional shares of our capital stock, our shareholders will experience dilution in their respective percentage ownership in the company.

We have no present intention to pay dividends.

Neither during the preceding two fiscal years nor during the year ended December 31, 2007 did we pay dividends or make other cash distributions on our common stock, and we do not expect to declare or pay any dividends in the foreseeable future. We intend to retain any future earnings for working capital and to finance current operations and expansion of our business.

A  large  portion  of our  common  stock  is  controlled  by a small  number  of shareholders.

A large portion  of our  common  stock  is held by a small  number  of shareholders.  As a result, these shareholders are able to influence the outcome of shareholder votes on various matters, including the election of directors and extraordinary   corporate transactions  including  business  combinations.   In addition,  the  occurrence  of sales of a large  number of shares of our  common stock,  or the  perception  that these sales could  occur,  may affect our stock price and could  impair our  ability to obtain  capital  through an  offering of equity  securities.  Furthermore,  the current ratios of ownership of our common stock  reduce the public  float and  liquidity  of our common stock which can in turn affect the market price of our common stock.

We may be subject to "penny stock" regulations.

The Securities and Exchange Commission, or SEC, has adopted rules that regulate broker-dealer  practices in  connection  with  transactions  in "penny stocks." Penny stocks generally are equity  securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or  quoted  on the  NASDAQ  system,  provided  that  current  price  and  volume information  with respect to  transactions in such securities is provided by the exchange or  system).  Penny stock  rules  require a  broker-dealer,  prior to a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized  risk  disclosure  document  prepared by the SEC,  which  specifies information  about penny stocks and the nature and  significance of risks of the penny stock market. A broker-dealer  must also provide the customer with bid and offer quotations for the penny stock, the compensation of the broker-dealer, and our sales person in the transaction,  and monthly account statements  indicating the  market  value  of each  penny  stock  held in the  customer's  account.  In addition,  the penny stock rules require that, prior to a transaction in a penny stock not  otherwise  exempt from those  rules,  the  broker-dealer  must make a special written  determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's  written agreement to the transaction. These disclosure  requirements  may have the  effect of  reducing  the  trading activity in the secondary  market for stock that becomes  subject to those penny stock rules.  These additional sales practice and disclosure  requirements could impede the sale of our securities. Whenever any of our securities become subject to the penny stock rules,  holders of those  securities  may have  difficulty in selling those securities.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

The following discussion is an overview of the important factors that management focuses on in evaluating our businesses, financial condition and operating performance and should be read in conjunction with the financial statements included in this Current Report on Form 8-K.  This discussion contains forward-looking statements that involve risks and uncertainties.  Actual results could differ materially from those anticipated in these forward looking statements as a result of any number of factors, including those set forth under the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K.

Factors that may cause actual results, our performance or achievements, or industry results to differ materially from those contemplated by such forward-looking statements include without limitation:

1. Our ability to attract and retain management,  and to integrate and maintain technical information and management information systems;

2. Our ability to generate customer demand for our products;

3. The intensity of competition; and

4. General economic conditions.

All written and oral forward-looking statements  made in connection  with this Form 8-K that are  attributable  to us or persons  acting on our behalf are expressly qualified in their entirety by these cautionary statements.  Given the uncertainties that surround  such  statements,  you are cautioned not to place undue reliance on such forward-looking statements.

Our Business

We are a citrus fruits company primarily engaged in preserving, packaging and marketing premium navel oranges. We provide wholesale, retail and institutional customers in China and several other countries with premium navel orange fruits that bear the “General Red” trademark. Our fully-integrated operations include sourcing, preserving, distributing and marketing our products. We own and operate a 10,000-tonne controlled atmosphere storage room (“CA Room”), which is so far the only CA Room in China that has 10,000-tonne storage capacity.

Results of Operations

The “Results of Operations” will be filed on a later Amendment to this Current Report on Form 8-K.

Management

Xingping Hou, our President, Chairman of the Board and Director. Mr. Hou graduated from Nanchang Army Command Academy. He served in Chinese People’s Liberation Army for more than twenty years. In 2000, he retired from the military with the rank of colonel and started to work in a governmental agency in Jiangxi Province. In 2002, he resigned from his position in the government and founded Xingguo General Fruits Development Company. In 2005, he formed General Red Enterprise Group Company. In addition to being our President and Chairman of the Board, he is also the president and chairman of the board of General Red Enterprise Group Company.

Jiefeng Ren, our Secretary of the Board, Director and Chief Executive Officer. Mr. Ren graduated from Jiangsu Institute of Education. He served in Chinese People’s Liberation Army for almost 9 years. Fro 1994 and 1997, he served as administrative officials of several township government. In 1997, he resigned from government and started to engage in commercial business. In 2002, he co-founded Xingguo General Fruits Development Company with Mr. Xingping Hou and in 2005, he and Mr. Hou jointly formed General Red Enterprise Group Company. In addition to being our Secretary of the Board, Director and Chief Executive Officer, Mr. Ren also served as executive position in General Red Enterprise Group Company.

Yuming Ma, Treasurer of the Board, Director and Chief Financial Officer. Mr. Ma graduated from Henan University. He firstly worked in a state-owned factory. From 1998 to 2002, he served as a management staff in a construction company. From 2002 to 2005, he worked in China Hua’an Business Credent Management Company. In 2005, he became the chief executive officer of General Red Enterprise Group Company.

None of Xingping Hou, Jiefeng Ren and Yuming Ma has been involved in any of the following proceeding during the past five years:

1.

any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.

any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Family Relationships

There is no family relationship between any of our directors or executive officers and any other directors or executive officers.

Executive Compensation

The Company’s executive officers hold the same position with Xingguo. The Company’s executive officers currently does not receive any compensation for serving as executive officer of the Company, but is compensated by and through Xingguo. The following table sets forth information concerning cash and non-cash compensation paid by Xingguo to its Chief Executive Officer, Chief Financial Officer and Secretary as of December 31, 2006 and December 31, 2007. No executive officer of the Company received compensation in excess of $100,000 for any of those periods.

Name and Principal Position	Period Ended	Salary ($)	Bonus ($)	Stock Awards	Non-Equity Incentive Plan Compensation (S)	Non- Qualified Deferred Compensation ($) Earnings	All Other Compensation ($)	Total ($)
Xingping Hou President, Chairman of the Board	12/31/2006	$ 70,000 per year	—	—	—	—	—	$ 70,000 per year
	12/31/2007	$ 70,000 per year	—	—	—	—	—	$ 70,000 per year
Jiefeng Ren Secretary, CEO	12/31/2006	$ 42,000 per year	—	—	—	—	—	$ 42,000 per year
	12/31/2007	$ 42,000 per year	—	—	—	—	—	$ 42,000 per year
Yuming Ma CFO	12/31/2006	$ 30,000 per year	—	—	—	—	—	$ 30,000 per year
	12/31/2007	$ 30,000 per year	—	—	—	—	—	$ 30,000 per year

Director Compensation

The directors of the Company have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

Ownership Structure and Principal Shareholders

The following table sets forth certain information as of August 08, 2008, with respect to the beneficial ownership of our Common Stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer named in the Summary Compensation Table in the section entitled “Executive Compensation” below and (iv) all executive officers and directors as a group.

As of August 08, 2008, upon the consummation of the Transactions described under Item 1.01, an aggregate of 33,384,114 shares of our Common Stock are issued and outstanding.

In determining the percent of Common Stock owned by a person on June 30, 2008, we divided (a) the number of shares of Common Stock beneficially owned by such person, by (b) the sum of the total shares of Common Stock outstanding on June 30, 2008.

Name and Address of Beneficial Owners (1) (2)	Amount and Nature of Beneficial Ownership	Percent of Class

Directors and Executive Officers
Xingping Hou	12,782,963	38.30%
Jiefeng Ren	1,590,266	4.76%
Yuming Ma	1,192,700	3.57%

Greater than 5% Shareholders
Yongjun Zeng	1,192,700	3.57%
Zikun Wang	1,192,700	3.57%

All officers and directors as a group (3 persons)	17,951,329	46.63%

(1)

Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(2)

Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares.

Related Person Transactions

As described under Item 1.01, On August 08, 2008, the Company entered five Control Transaction Agreements with Xingguo, including Consultation Agreement Operating Agreement, Proxy Agreement, Share Pledge Agreement and Option Agreement. As the result of these five Control Transaction Agreements, the Company gained controlling interest of Xingguo and Xingguo became the Variable Interest Entity of the Company, pursuant to FIN 46(R). As consideration for the Control Transaction Agreements, the Company issued to Xingping Hou, who is one of Xingguo’s Majority Shareholders, an aggregate of 10,000,000 shares of common stock of the Company. Mr. Xingping Hou is also the Company’s major shareholder, President and Chairman of the Board.

Description of Securities

Common Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, $0.01 par value per share. The holders of our common stock:

*

have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;

*

are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

*

do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and

*

are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

All shares of common stock now outstanding are fully paid for and non-assessable and all shares of common stock which are the subject of this offering, when issued, will be fully paid for and non-assessable. We refer you to our Articles of Incorporation, Bylaws and the applicable statutes of the state of Texas for a more complete description of the rights and liabilities of holders of our securities.

We also issued preferred stock. Currently there are in total 135,998 shares of preferred stocks issued and outstanding.

Non-cumulative voting

Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Upon the consummation of the transactions described in Item 1.01, there will be a total of 33,384,114  shares of common stock issued and outstanding and a total of 135,998 shares of preferred stock issued and outstanding.

Market for Common Stock and Related Shareholder Matters

Our common stock is not quoted on any stock exchange or over the counter board. As of August 08, 2008, the market price of our stock was $ 0.0001.

Penny Stock Regulations

The SEC has adopted regulations which generally define "penny stock" to be an equity security that has a market price of less than $5.00 per share. Our Common Stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the "penny stock" rules may restrict the ability of broker-dealers to sell the our Common Stock and may affect the ability of investors to sell their Common Stock in the secondary market.

Transfer Agent

Our transfer agent is:

Signature Stock Transfer, Inc.
One Preston Park
2301 Ohio Drive-Suite 100
Plano, Texas 75093

Indemnification of Directors and Officers

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the office or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Texas.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Texas law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the U.S. Securities and Exchange Commission (the “SEC”), located on 100 F Street NE, Washington, D.C. 20549, Current Reports on Form 8-K, Quarterly Reports on form 10-Q, Annual Reports on Form 10-K, and other reports, statements and information as required under the Securities Exchange Act of 1934, as amended.

The reports, statements and other information that we have filed with the SEC may be read and copied at the Commission's Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

The SEC maintains a web site (HTTP://WWW.SEC.GOV.) that contains the registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the SEC such as us. You may access our SEC filings electronically at this SEC website. These SEC filings are also available to the public from commercial document retrieval services.

Item 3.02 Unregistered Sales of Equity Securities

As described under Item 1.01, On August 08, 2008, the Company entered five Control Transaction Agreements with Xingguo, including Consultation Agreement Operating Agreement, Proxy Agreement, Share Pledge Agreement and Option Agreement. As the result of these five Control Transaction Agreements, the Company gained controlling interest of Xingguo and Xingguo became the Variable Interest Entity of the Company, pursuant to FIN 46(R). As consideration for the Control Transaction Agreements, the Company issued to Xingping Hou, who is one of the Xingguo’s Majority Shareholders, an aggregate of 10,000,000 shares of common stock of the Company. Mr. Xingping Hou is also the Company’s major shareholder, President and Chairman of the Board.

Xingping Hou is the citizen of the People’s Republic of China.  He is neither a U.S Person, as such term is defined in Rule 902(k) of Regulation S, nor is he located within the United States. The shares of common stock of the Company acquired by Xingping Hou are “restricted shares” which have not been registered with SEC and the resale of which must be made in accordance with Regulation S, Rule 144, the registration requirements of the Securities Act of 1933 or an available exemption.

Item 9.01 Financial Statement and Exhibits.

(a)

Financial Statements of Businesses Acquired will be filed in a later Amendment to this Current Report on Form 8-K.

(b)

Unaudited Pro Forma Financial Information that combined the consolidated financial statements of the Company and Businesses Acquired will be filed in a later Amendment to this Current Report on Form 8-K.

(d)

Exhibits.

Exhibit No.	Description

Exhibit 10.1	Consultation Agreement between the Company and Xingguo

Exhibit 10.2	Operations Agreement between the Company and Xingguo

Exhibit 10.3	Share Pledge Agreement between the Company and Xingguo

Exhibit 10.4	Proxy Agreement between the Company and Xingguo

Exhibit 10.5	Option Agreement between the Company and Xingguo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 08, 2008	General Red International, Inc.

/s/Xingping Hou
Xingping Hou
President, Chairman of the Board